UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007
The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 765-4999
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     The SCO Group, Inc. (the “Company”) today announced that on February 21, 2007, Edward E. Iacobucci notified the Company’s board of directors that he will not stand for re-election as a director of the Company at its next annual meeting of stockholders, which is currently scheduled for April 26, 2007. Mr. Iacobucci informed the Company that current and future time constraints relating to his outside obligations, including his duties as President and Chief Executive Officer of DayJet Corp, require him to discontinue his service on the Company’s board of directors. Mr. Iacobucci has served as a director since January 2000.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 27, 2007

THE SCO GROUP, INC.
By:	/s/ Bert B. Young
	Name:	Bert B. Young
	Title:	Chief Financial Officer